Exhibit 24

POWER OF ATTORNEY

    We, the undersigned, hereby severally constitute and appoint Frederick H. Eppinger, Jr., J. Kendall Huber, and Eugene M. Bullis, each of them singly, our true and lawful attorneys, with full power in each of them, to sign for and in each of our names and in any and all capacities, the Form 10-K of The Hanover Insurance Group, Inc. (the "Company") and any other filings made on behalf of said Company pursuant to the requirements of the Securities Exchange Act of 1934, and to file the same with all exhibits and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue hereof.  Witness our hands and common seal on the date set forth below.

Signature	Title	Date

/s/ Frederick H. Eppinger, Jr.		January 25, 2016
Frederick H. Eppinger, Jr.	President, Chief Executive Officer and Director

/s/ Eugene M. Bullis		January 25, 2016
Eugene M. Bullis	Executive Vice President and
Interim Chief Financial Officer

/s/ Warren E. Barnes		January 26, 2016
Warren E. Barnes	Vice President, Corporate Controller and Acting Principal Accounting Officer

/s/ Michael P. Angelini		January 21, 2016
Michael P. Angelini	Chairman of the Board

/s/ Richard H. Booth		January 22, 2016
Richard H. Booth	Director

/s/ P. Kevin Condron		January 21, 2016
P. Kevin Condron	Director

/s/ Cynthia L. Egan		January 21, 2016
Cynthia L. Egan	Director

/s/ Neal F. Finnegan		January 21, 2016
Neal F. Finnegan	Director

/s/ Karen C. Francis		January 21, 2016
Karen C. Francis	Director

/s/ Daniel T. Henry		January 21, 2016
Daniel T. Henry	Director

/s/ Wendell J. Knox		January 21, 2016
Wendell J. Knox	Director

/s/ Joseph R. Ramrath		January 21, 2016
Joseph R. Ramrath	Director

/s/ Harriett Tee Taggart		January 21, 2016
Harriett Tee Taggart	Director